Ameristock Mutual Fund, Inc.

Ameristock Focused Value Fund

SUPPLEMENT DATED MARCH 11, 2003

TO THE SEMI-ANNUAL REPORT

DATED DECEMBER 31, 2002

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund Semi-Annual Report dated December 31, 2002.

1.

On page 6 of the Semi-Annual Report, the chart titled “Average Annual Returns as of December 31, 2002” is deleted in its entirety and replaced with the following chart.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2002
	AMSTX	S&P 500
6 months*	-9.67%	-10.30%
1 year	-16.00%	-22.09%
5 years	6.83%	-0.58%
Since inception (8/31/95)	14.47%	8.01%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions.  Fund inception date is 8/31/95.  Past performance is not indicative of future results.  Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*  Not annualized.

2.

On page 7 of the Semi-Annual Report, the following chart is added after the chart titled "Sector Profile as a Percent of Net Assets as of December 31, 2002.”

ANNUAL RETURNS
Calendar Year Returns	AMSTX	S&P 500
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%
1996	27.68%	22.94%

Annual total returns reflect reinvestment of all dividends and capital gains distributions.  Fund inception date is 8/31/95.  Past performance is not indicative of future results.  Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investors should retain this supplement for future reference and keep it with the Semi-Annual Report.